UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2012

United States Steel Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
(Address of principal executive offices)	(Zip Code)

(412) 433-1121
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 17, 2012, United States Steel Corporation (the “Corporation”) entered into three loan agreements (the “Agreements”) in connection with the issuance and sale of a total of $93,995,000 of Environmental Improvement Revenue Bonds, (the “Bonds”) consisting of the following issues:

(i)	$29,000,000 Indiana Finance Authority 5.75% Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project) (Maturity Date August 1, 2042);

(ii)	$24,995,000 Allegheny County (Pennsylvania) Industrial Development Authority 5.75% Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project) (Maturity Date August 1, 2042); and

(iii)	$40,000,000 Southwestern Illinois Development Authority 5.75% Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project) (Maturity Date August 1, 2042).

Pursuant to each of the Agreements, the proceeds from the sale of the Bonds will be used to finance the costs of acquiring, constructing, equipping and installing certain pollution control or abatement facilities of the Corporation.

Each Agreement obligates the Corporation to provide the trustee under the Indenture executed for each issue of the Bonds with funds sufficient to pay, when due, the principal of and interest on the Bonds of such issue.

Copies of the Agreements are filed herewith as Exhibit 10.1 through 10.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Loan Agreement dated as of August 1, 2012 between the Corporation and the Indiana Finance Authority regarding $29,000,000 Indiana Finance Authority Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project).

10.2	Loan Agreement dated as of August 1, 2012 between the Corporation and the Allegheny County Industrial Development Authority regarding $24,995,000 Allegheny County (Pennsylvania) Industrial Development Authority Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project).

10.3	Loan Agreement dated as of August 1, 2012 between the Corporation and the Southwestern Illinois Development Authority regarding $40,000,000 Southwestern Illinois Development Authority Environmental Improvement Revenue Bonds, Series 2012 (United States Steel Corporation Project).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
Gregory A. Zovko
Vice President & Controller

Dated: August 20, 2012

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